UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   May 14, 2007

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PARLUX FRAGRANCES, INC.

(Exact Name of Registrant as Specified in Its Charter)

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DELAWARE	0-15491	22-2562955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3725 S.W. 30th Avenue, Fort Lauderdale, Florida 33312

(Address of Principal Executive Offices) (Zip Code)

954-316-9008

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Principal Executive Officer

The Board of Directors (the “Board”) of Parlux Fragrances, Inc. (the “Company) elected Mr. Neil J. Katz as Chief Executive Officer and Chairman of the Board of Directors effective as of May 14, 2007. Mr. Katz  has served as interim Chief Executive Officer since February 6, 2007.

Mr. Katz, 62, has served as the President and Chief Executive Officer of Gemini Cosmetics, Inc., a prestige fragrance company, from March 2004 through December 2006. Prior to joining Gemini, Mr. Katz served as President of Liz Claiborne Cosmetics, the fragrance division of the Liz Claiborne Corporation, from 1991 through 2002. Mr. Katz also served as President of Strategem Creative Marketing Corporation, a marketing and consulting company, from 2003 through 2004.

In accordance with a Settlement Agreement dated as of February 6, 2007 between the Company, Mr. Glenn H. Nussdorf  and Mr. Ilia Lekach, the Board elected Mr. Katz as a director of the Company. The Settlement Agreement is filed as Exhibit 10.9 to the Form 8-K filed February 6, 2007. There are no family relationships between Mr. Katz and any of the Company’s other directors or executive officers.

In connection with Mr. Katz’s appointment, the Compensation Committee of the Company’s Board approved an annual base salary of $500,000 for Mr. Katz.

A copy of the press release announcing Mr. Katz’s appointment as Chief Executive Officer of the Company is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Appointment of Principal Financial Officer

The Board promoted Mr. Raymond Balsys to Chief Financial Officer effective as of May 15, 2007. Mr. Balsys has served as Vice President Finance since July 2006 when he rejoined the Company. Mr. Frank A. Buttacavoli is no longer serving as Chief Financial Officer effective as of May 15, 2007 and continues to serve as Executive Vice President and Chief Operating Officer of the Company.

Mr. Balsys, 50, has served as Vice President Finance since July 2006. From 2001 to 2005, Mr. Balsys served as the Director of SEC Reporting and Assistant Controller of AOL Latin America. Mr. Balsys also served as the Client Services Manager at The Premier Group, a leading international provider of enterprise resource planning (ERP) solutions focusing on J.D. Edwards’ software and related enabling technologies, from 1998 to 2001. Mr. Balsys also served as Vice President Comptroller of the Company from 1994 to 1997.

The Company has not entered into a new employment agreement with Mr. Balsys at this time in connection with his appointment as Chief Financial Officer. Mr. Balsys was not selected pursuant to any arrangement or understanding between him and any other person, other than the Board acting in its capacity as such. There has been no transaction, or proposed transaction since the beginning of the Company’s last fiscal year to which the Company was or is to be a party, and in which Mr. Balsys had or is to have a direct or indirect material interest, other than Mr. Balsys’ service as Vice President Finance since July 2006. There are no family relationships between Mr. Balsys and any of the Company’s other directors or executive officers.

A copy of the press release announcing Mr. Balsys’ appointment as Chief Financial Officer of the Company is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01.

Financial Statements and Exhibits.

(d)

Exhibits

Exhibit No.	Description
99.1	Press Release, dated May 14, 2007, issued by Parlux Fragrances, Inc. announcing Mr. Katz’s appointment as Chief Executive Officer.
99.2	Press Release, dated May 15, 2007, issued by Parlux Fragrances, Inc. announcing Mr. Balsys’ appointment as Chief Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 18, 2007

PARLUX FRAGRANCES, INC.

By:	/s/ FRANK A. BUTTACAVOLI
Frank A. Buttacavoli,
Executive Vice President and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated May 14, 2007, issued by Parlux Fragrances, Inc. announcing Mr. Katz’s appointment as Chief Executive Officer.
99.2	Press Release, dated May 15, 2007, issued by Parlux Fragrances, Inc. announcing Mr. Balsys’ appointment as Chief Financial Officer.